MAKING THE WORLD A BETTER, SAFER, MORE CONNECTED PLACE TO LIVE. First Quarter Earnings Conference Call August 1, 2019 Quarter Ended June 30, 2019

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the Company's financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets, in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates" or other similar expressions and future or conditional verbs such as “will,” “should,” “would,” and “could” are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and could cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays, or unexpected costs in completing the Company’s restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks, including the ability to successfully integrate and maintain adequate internal controls over financial reporting in compliance with applicable regulations; (viii) our acquisition of TOKIN Corporation may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting, and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters, data protection, cyber security and privacy; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) default or failure of one or more of our counterparty financial institutions could cause us to incur significant losses; (xviii) the need to reduce the total costs of our products to remain competitive; (xix) potential limitation on the use of net operating losses to offset possible future taxable income; (xx) restrictions in our debt agreements that could limit our flexibility in operating our business; (xxi) failure to maintain effective internal controls over financial reporting; (xxii) service interruption, misappropriation of data, or breaches of security as it relates to our information systems could cause a disruption in our operations, financial losses, and damage to our reputation; (xxiii) economic and demographic experience for pension and other post-retirement benefit plans could be less favorable than our assumptions; (xxiv) fluctuation in distributor sales could adversely affect our results of operations; (xxv) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations; and (xxvi) volatility in our stock price. 2

Successful Structural Transformation 3

Income Statement Highlights GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Jun 2019 Jun 2018 Net sales $ 345,242 $ 327,616 Gross margin $ 121,628 $ 94,821 Gross margin as a percentage of net sales 35.2% 28.9% Selling, general and administrative $ 47,885 $ 48,542 SG&A as a percentage of net sales 13.9% 14.8% Operating income $ 58,400 $ 35,176 Income tax expense $ 16,800 $ 4,600 Net income $ 40,340 $ 35,220 Per basic and diluted share data: Net income per basic share $ 0.69 $ 0.61 Net income per diluted share 0.68 0.60 Weighted avg. shares - basic 58,350 57,339 Weighted avg. shares - diluted 59,055 59,038 4

Income Statement Highlights Non-GAAP (Unaudited) (1) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Jun 2019 Jun 2018 Net sales (GAAP) $ 345,242 $ 327,616 Adjusted gross margin $ 122,536 $ 96,163 Adjusted gross margin as a percentage of net sales 35.5% 29.4% Adjusted selling, general and administrative $ 42,376 $ 42,204 Adjusted SG&A as a percentage of net sales 12.3% 12.9% Adjusted operating income $ 68,101 $ 43,340 Income tax expense $ 18,368 $ 4,149 Adjusted net income $ 48,199 $ 32,258 Adjusted EBITDA $ 82,562 $ 56,161 Adjusted EBITDA margin as a percentage of net sales 23.9% 17.1% Per share data: Adjusted net income per basic share $ 0.83 $ 0.56 Adjusted net income per diluted share $ 0.82 $ 0.55 Weighted avg. shares - basic 58,350 57,339 Weighted avg. shares - diluted 59,055 59,038 (1) For a reconciliation of the non-GAAP measures presented on this slide to their most directly comparable GAAP measure, see the 5 appendix.

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) (1) 24% 23% 22.6% 22% 21% 20.9% 20% 19% 19.3% 18% 17% 17.4% 16% 16.3% 15% Jun Sep Dec Mar Jun 2018 2018 2018 2019 2019 (1) For a reconciliation of the non-GAAP measures presented on this slide to their most directly comparable GAAP measure, see the 6 appendix.

Financial Highlights (Unaudited) (Amounts in millions) Jun 2019 Mar 2019 Cash, cash equivalents $ 217.3 $ 207.9 Inventories, net $ 256.1 $ 241.1 Capital expenditures $ 37.1 $ 68.4 Short-term debt $ 29.2 $ 28.4 Long-term debt 297.4 277.5 Debt (discount)/premium and issuance costs (14.6) (11.5) Total debt $ 312.0 $ 294.4 Equity $ 676.8 $ 639.4 Net working capital (1) $ 248.8 $ 241.9 (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. 7

Net Debt (Unaudited) Net Debt (Debt less Cash on hand) ) s n o i l l i M ( $ $278 $95 $87 $38 FY17 FY18 FY 19 Q1 20 8

Leverage Non-GAAP (Unaudited) (1) Leverage (Net Debt/Adjusted EBITDA) 2.6 0.3 0.3 0.2 FY17 FY 18 FY19 6/30/19 LTM (1) For a reconciliation of the non-GAAP measures presented on this slide to their most directly comparable GAAP measure, see the 9 appendix.

Financial Trends Quarterly Sales Summary GAAP (Unaudited) Net Sales 370 360 $356 350 ) $349 $350 s n $345 o i 340 l l i M ( $ 330 $328 320 310 300 Jun 2018 Sep 2018 Dec 2018 Mar 2019 Jun 2019 10

Sales Summary - Q1 FY2020 (Unaudited) INDUSTRY CHANNEL Def/Med 10% Telecom 14% Automotive 15% OEM Distributors Computer 41% 43% 21% Ind/Light 25% Consumer EMS 15% 16% REGION PRODUCT LINE MSA Americas 15% 27% APAC Tantalum 37% F&E 38% 13% EMEA Ceramics JPKO 24% 12% 34% 11

Debt Trend - Q1 FY2020 (Unaudited) Total Debt $325 $6 Revolver Facility $6 $7 $300 $6 $450 $9 $21 $6 $400 $11 ) $350 s $275 n o i ) $300 l l s i $315 n M $311 o $250 ( i $250 l l $ $291 i $285 $200 M $277 ( $ $150 $225 $100 $50 $75 $200 $63 $0 Jun Sep Dec Mar Jun $0 nt e n u as w o B ra 2018 2018 2018 2019 2019 am g D y in lit w ci ro a or F B Term Loan Customer Capacity Agreements Other Debt Semi-Annual Principal Repayment on TOKIN Term Loan ~ $12.8M 12 Debt Trend - Q1 FY2020 (Unaudited)

Non-GAAP Adjusted Gross Margin - Reconciliation Solid Capacitors (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Jun 2019 Jun 2018 Net sales (GAAP) $ 248,207 $ 213,821 Cost of sales 136,231 134,206 Gross margin (GAAP) 111,976 79,615 Gross margin as a percentage of net sales 45.1% 37.2 % Non-GAAP adjustments: Stock-based compensation expense 523 385 Plant start-up costs 34 753 Adjusted gross margin (non-GAAP) $ 112,533 $ 80,753 Adjusted gross margin as a percentage of net sales 45.3% 37.8% 13

Non-GAAP Adjusted Gross Margin - Reconciliation Film & Electrolytic (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Jun 2019 Jun 2018 Net sales (GAAP) $ 46,709 $ 54,955 Cost of sales 43,852 51,525 Gross margin (GAAP) 2,857 3,430 Gross margin as a percentage of net sales 6.1% 6.2% Non-GAAP adjustments: Stock-based compensation expense 220 186 Adjusted gross margin (non-GAAP) $ 3,077 $ 3,616 Adjusted gross margin as a percentage of net sales 6.6% 6.6% 14

Non-GAAP Adjusted Gross Margin - Reconciliation Electro-magnetic, Sensors & Actuators (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Jun 2019 Jun 2018 Net sales (GAAP) $ 50,326 $ 58,840 Cost of sales 43,531 47,064 Gross margin (GAAP) 6,795 11,776 Gross margin as a percentage of net sales 13.5% 20.0% Non-GAAP adjustments: Stock-based compensation expense 131 18 Adjusted gross margin (non-GAAP) $ 6,926 $ 11,794 Adjusted gross margin as a percentage of net sales 13.8% 20.0% 15

LTM Operating Income Margins GAAP (Unaudited) 17.0% 16.0% 16.0% 15.0% 14.5% 14.0% 13.0% 12.5% 12.0% 11.0% 10.7% 10.0% 9.6% 9.0% Jun 2018 Sep 2018 Dec 2018 Mar 2019 Jun 2019 16

Appendix

Adjusted Gross Margin - Reconciliation Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Jun 2019 Jun 2018 Net Sales (GAAP) $ 345,242 $ 327,616 Cost of sales 223,614 232,795 Gross Margin (GAAP) 121,628 94,821 Gross margin as a percentage of net sales 35.2% 28.9% Non-GAAP adjustments: Stock-based compensation expense 874 589 Plant start-up costs 34 753 Adjusted gross margin (non-GAAP) $ 122,536 $ 96,163 Adjusted gross margin as a percentage of net sales 35.5% 29.4% 18

Adjusted Selling, General & Administrative Expenses Reconciliation Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Jun 2019 Jun 2018 Net sales (GAAP) $ 345,242 $ 327,616 Selling, general and administrative expenses (GAAP) $ 47,885 $ 48,542 Selling, general, and administrative as a percentage of net sales 13.9% 14.8% Less non-GAAP adjustments: ERP integration/IT transition costs 1,215 1,650 Stock-based compensation expense 1,735 3,402 Legal expenses/fines related to antitrust class actions 2,559 1,286 Adjusted selling, general and administrative expenses (non-GAAP) $ 42,376 $ 42,204 Adjusted selling, general, and administrative as a percentage of net sales 12.3% 12.9% 19

Adjusted Operating Income Reconciliation Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands) Jun 2019 Jun 2018 Operating income (GAAP) $ 58,400 $ 35,176 Non-GAAP adjustments: Restructuring charges 2,208 (96) Legal expenses/fines related to antitrust class actions 2,559 1,286 Stock-based compensation expense 2,725 4,060 (Gain) loss on write down and disposal of long-lived assets 960 511 ERP integration/IT transition costs 1,215 1,650 Plant start-up costs 34 753 Adjusted operating income (non-GAAP) $ 68,101 $ 43,340 20

Adjusted Net Income Reconciliation Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except per share data) Jun 2019 Jun 2018 Net income (GAAP) $ 40,340 $ 35,220 Non-GAAP adjustments: Equity (income) loss from equity method investments 250 69 Net foreign exchange (gain) loss (489) (7,521) Restructuring charges 2,208 (96) R&D grant reimbursements and grant income (35) (4,087) Legal expenses/fines related to antitrust class actions 2,559 1,248 Stock-based compensation expense 2,725 4,060 Income tax effect of non-GAAP adjustments (1) (1,568) 451 (Gain) loss on write down and disposal of long-lived assets 960 511 ERP integration/IT transition costs 1,215 1,650 Plant start-up costs 34 753 Adjusted net income (non-GAAP) $ 48,199 $ 32,258 Adjusted net income per share - basic $ 0.83 $ 0.56 Adjusted net income per share - diluted $ 0.82 $ 0.55 Weighted avg. shares - basic 58,350 57,339 Weighted avg. shares - diluted 59,055 59,038 (1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction. 21

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands) Jun 2019 Jun 2018 Net income (GAAP) $ 40,340 $ 35,220 Non-GAAP adjustments: Interest expense (income), net 1,736 6,658 Income tax expense (benefit) 16,800 4,600 Depreciation and amortization 14,259 13,096 EBITDA (non-GAAP) 73,135 59,574 Excluding the following items: Equity (income) loss from equity method investments 250 69 Net foreign exchange (gain) loss (489) (7,521) Restructuring charges 2,208 (96) R&D grant reimbursements and grant income (35) (4,087) Legal expenses/fines related to antitrust class actions 2,559 1,248 Stock-based compensation expense 2,725 4,060 (Gain) loss on write down and disposal of long-lived assets 960 511 Plant start-up costs 34 753 ERP integration/IT transition costs 1,215 1,650 Adjusted EBITDA (non-GAAP) $ 82,562 $ 56,161 22

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

(Amounts in thousands, except percentages)	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2019
Net Sales (GAAP)	$ 757,338	$ 1,200,181	$ 1,382,818
Net income (GAAP)	47,157	254,127	206,587
Non-GAAP adjustments:			
Income tax expense (benefit)	4,294	9,132	(39,460)
Interest expense, net	39,731	32,073	19,204
Depreciation and amortization	38,151	50,661	52,628
EBITDA (non-GAAP)	129,333	345,993	238,959
Excluding the following items:			
Change in value of TOKIN options	(10,700)	—	—
Equity (income) loss from equity method investments	(41,643)	(76,192)	3,304
Acquisition (gain) loss	—	(130,880)	—
Restructuring charges	5,404	14,843	8,779
R&D grant reimbursements and grant income	—	—	(4,559)
ERP integration costs / IT transition costs	7,045	80	8,813
Stock-based compensation expense	4,720	7,657	12,866
Legal expenses related to antitrust class actions	2,640	16,636	11,896
Net foreign exchange (gain) loss	(3,758)	13,145	(7,230)
TOKIN investment-related expenses	1,101	—	—
Plant start-up costs	427	929	(927)
(Gain) loss on write down and sale of long-lived assets	10,671	(992)	1,660
(Gain) loss on early extinguishment of debt	—	486	15,946
Adjusted EBITDA (non-GAAP)	$ 105,240	$ 191,705	$ 289,507
Adjusted EBITDA Margin	*13.9%*	*16.0%*	*20.9%*
Net Debt as of March 31,	278,437	37,777	86,552
Leverage ratio (Net Debt/Adjusted EBITDA) (non-GAAP)	2.6	0.2	0.3

23

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended LTM (Amounts in thousands, except percentages) Sep 2017 Dec 2017 Mar 2018 Jun 2018 Jun 2018 Net Sales (GAAP) $ 301,568 $ 306,576 $ 318,091 $ 327,616 $ 1,253,851 Net income (GAAP) 12,819 18,589 2,280 35,220 68,908 Non-GAAP adjustments: Income tax expense (benefit) 2,864 2,037 3,091 4,600 12,592 Interest expense, net 7,270 7,155 6,754 6,658 27,837 Depreciation and amortization 13,554 11,353 13,295 13,097 51,299 EBITDA (non-GAAP) 36,507 39,134 25,420 59,575 160,636 Excluding the following items: Equity (income) loss from equity method investments (224) (238) (313) 69 (706) Acquisition (gain) loss (1,285) (310) 6,303 — 4,708 Restructuring charges 1,393 3,530 8,307 (96) 13,134 R&D grant reimbursements and grant income — — — (4,087) (4,087) ERP integration costs / IT transition costs — — 80 1,650 1,730 Stock-based compensation expense 1,530 2,206 2,820 4,060 10,616 Legal expenses related to antitrust class actions 10,327 4,073 1,095 1,248 16,743 Net foreign exchange (gain) loss 1,891 2,239 3,972 (7,521) 581 Plant start-up costs — — 929 753 1,682 (Gain) loss on write down and disposal of long-lived assets (39) (902) (70) 511 (500) Adjusted EBITDA (non-GAAP) $ 50,100 $ 49,732 $ 48,543 $ 56,162 $ 204,537 Adjusted EBITDA Margin (non-GAAP) 16.6% 16.2% 15.3% 17.1% 16.3% Net Debt as of June 30, 2018 75,575 Leverage ratio (Net Debt/Adjusted EBITDA) (non-GAAP) 0.4 24

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended LTM (Amounts in thousands, except percentages) Dec 2017 Mar 2018 Jun 2018 Sep 2018 Sep 2018 Net Sales (GAAP) $ 306,576 $ 318,091 $ 327,616 $ 349,233 $ 1,301,516 Net income (GAAP) 18,589 2,280 35,220 37,141 93,230 Non-GAAP adjustments: Income tax expense (benefit) 2,037 3,091 4,600 2,000 11,728 Interest expense, net 7,155 6,754 6,658 6,912 27,479 Depreciation and amortization 11,353 13,295 13,097 12,545 50,290 EBITDA (non-GAAP) 39,134 25,420 59,575 58,598 182,727 Excluding the following items: Equity (income) loss from equity method investments (238) (313) 69 (64) (546) Acquisition (gain) loss (310) 6,303 — — 5,993 Restructuring charges 3,530 8,307 (96) — 11,741 R&D grant reimbursements and grant income — — (4,087) — (4,087) ERP integration costs / IT transition costs — 80 1,650 1,593 3,323 Stock-based compensation expense 2,206 2,820 4,060 4,417 13,503 Legal expenses related to antitrust class actions 4,073 1,095 1,248 6,060 12,476 Net foreign exchange (gain) loss 2,239 3,972 (7,521) 193 (1,117) Plant start-up costs — 929 753 1,361 3,043 (Gain) loss on write down and disposal of long-lived assets (902) (70) 511 312 (149) Adjusted EBITDA (non-GAAP) $ 49,732 $ 48,543 $ 56,162 $ 72,470 $ 226,907 Adjusted EBITDA Margin (non-GAAP) 16.2% 15.3% 17.1% 20.8% 17.4% Net Debt as of September 30, 2018 53,589 Leverage ratio (Net Debt/Adjusted EBITDA) (non-GAAP) 0.2 25

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended LTM (Amounts in thousands, except percentages) Mar 2018 Jun 2018 Sep 2018 Dec 2018 Dec 2018 Net Sales (GAAP) $ 318,091 $ 327,616 $ 349,233 $ 350,175 $ 1,345,115 Net income (GAAP) 2,280 35,220 37,141 40,806 115,447 Non-GAAP adjustments: Income tax expense (benefit) 3,091 4,600 2,000 2,600 12,291 Interest expense, net 6,754 6,658 6,912 3,908 24,232 Depreciation and amortization 13,295 13,097 12,545 12,763 51,700 EBITDA (non-GAAP) 25,420 59,575 58,598 60,077 203,670 Excluding the following items: Equity (income) loss from equity method investments (313) 69 (64) 296 (12) Acquisition (gain) loss 6,303 — — — 6,303 Restructuring charges 8,307 (96) — 1,718 9,929 R&D grant reimbursements and grant income — (4,087) — (470) (4,557) ERP integration costs / IT transition costs 80 1,650 1,593 2,453 5,776 Stock-based compensation expense 2,820 4,060 4,417 1,534 12,831 Legal expenses related to antitrust class actions 1,095 1,248 6,060 1,549 9,952 Net foreign exchange (gain) loss 3,972 (7,521) 193 (2,218) (5,574) Plant start-up costs 929 753 1,361 305 3,348 (Gain) loss on write down and disposal of long-lived assets (70) 511 312 788 1,541 (Gain) loss on early extinguishment of debt — — — 15,988 15,988 Adjusted EBITDA (non-GAAP) $ 48,543 $ 56,162 $ 72,470 $ 82,020 $ 259,195 Adjusted EBITDA Margin (non-GAAP) 15.3% 17.1% 20.8% 23.4% 19.3% Net Debt as of December 31, 2018 71,317 Leverage ratio (Net Debt/Adjusted EBITDA) (non-GAAP) 0.3 26

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended LTM (Amounts in thousands, except percentages) Jun 2018 Sep 2018 Dec 2018 Mar 2019 Mar 2019 Net Sales (GAAP) $ 327,616 $ 349,233 $ 350,175 $ 355,794 $ 1,382,818 Net income (GAAP) 35,220 37,141 40,806 93,420 206,587 Non-GAAP adjustments: Income tax expense (benefit) 4,600 2,000 2,600 (48,660) (39,460) Interest expense, net 6,658 6,912 3,908 1,726 19,204 Depreciation and amortization 13,097 12,545 12,763 14,223 52,628 EBITDA (non-GAAP) 59,575 58,598 60,077 60,709 238,959 Excluding the following items: Equity (income) loss from equity method investments 69 (64) 296 3,003 3,304 Restructuring charges (96) — 1,718 7,157 8,779 R&D grant reimbursements and grant income (4,087) — (470) (2) (4,559) ERP integration costs / IT transition costs 1,650 1,593 2,453 3,117 8,813 Stock-based compensation expense 4,060 4,417 1,534 2,855 12,866 Legal expenses related to antitrust class actions 1,248 6,060 1,549 3,039 11,896 Net foreign exchange (gain) loss (7,521) 193 (2,218) 2,316 (7,230) Plant start-up costs 753 1,361 305 (3,346) (927) (Gain) loss on write down and disposal of long-lived assets 511 312 788 49 1,660 (Gain) loss on early extinguishment of debt — — 15,988 (42) 15,946 Adjusted EBITDA (non-GAAP) $ 56,162 $ 72,470 $ 82,020 $ 78,855 $ 289,507 Adjusted EBITDA Margin (non-GAAP) 17.1% 20.8% 23.4% 22.2% 20.9% Net Debt as of March 31, 2019 86,552 Leverage ratio (Net Debt/Adjusted EBITDA) (non-GAAP) 0.3 27

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended LTM (Amounts in thousands, except percentages) Sep 2018 Dec 2018 Mar 2019 Jun 2019 Jun 2019 Net Sales (GAAP) $ 349,233 $ 350,175 $ 355,794 $ 345,242 $ 1,400,444 Net income (GAAP) 37,141 40,806 93,420 40,340 211,707 Non-GAAP adjustments: Income tax expense (benefit) 2,000 2,600 (48,660) 16,800 (27,260) Interest expense, net 6,912 3,908 1,726 1,736 14,282 Depreciation and amortization 12,545 12,763 14,223 14,259 53,790 EBITDA (non-GAAP) 58,598 60,077 60,709 73,135 252,519 Excluding the following items: Equity (income) loss from equity method investments (64) 296 3,003 250 3,485 Restructuring charges — 1,718 7,157 2,208 11,083 R&D grant reimbursements and grant income — (470) (2) (35) (507) ERP integration costs / IT transition costs 1,593 2,453 3,117 1,215 8,378 Stock-based compensation expense 4,417 1,534 2,855 2,725 11,531 Legal expenses related to antitrust class actions 6,060 1,549 3,039 2,559 13,207 Net foreign exchange (gain) loss 193 (2,218) 2,316 (489) (198) Plant start-up costs 1,361 305 (3,346) 34 (1,646) (Gain) loss on write down and disposal of long-lived assets 312 788 49 960 2,109 (Gain) loss on early extinguishment of debt — 15,988 (42) — 15,946 Adjusted EBITDA (non-GAAP) $ 72,470 $ 82,020 $ 78,855 $ 82,562 $ 315,907 Adjusted EBITDA Margin (non-GAAP) 20.8% 23.4% 22.2% 23.9% 22.6% Net Debt as of June 30, 2019 94,789 Leverage ratio (Net Debt/Adjusted EBITDA) (non-GAAP) 0.3 28

Non-GAAP Financial Measures Non-GAAP Financial Measures The Company has presented certain historical financial measures in this presentation that have not been prepared in accordance with GAAP, including adjusted net income, adjusted net income per share, adjusted EBITDA, adjusted gross margin, and adjusted selling, general and administrative expenses. The reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures have been included in this presentation. These non-GAAP financial measures are designed to complement the financial information presented in accordance with GAAP because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income Adjusted operating income represents operating income, excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand 29 changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating income or any other performance measure derived in accordance with GAAP.

Non-GAAP Financial Measures Continued Adjusted net income and Adjusted net income per basic and diluted share Adjusted net income and Adjusted net income per basic and diluted share represent net income and net income per basic and diluted share, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income and Adjusted net income per basic and diluted share to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided above which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income and Adjusted net income per basic and diluted share are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income and Adjusted net income per basic and diluted share should not be considered as alternatives to net income, operating income, or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net income before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted EBITDA to monitor and evaluate our operating performance and to facilitate internal and external comparisons of the historical operating performance of our business. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.   We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.   In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income (loss), operating income (loss) or any other performance measures derived in accordance 30 with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA as supplementary information. 31